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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   May 16, 2002
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                                 STEPAN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-4462                                             36-1823834
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(Commission File Number)                    (I.R.S. Employer Identification No.)

 Edens and Winnetka Road,
   Northfield, Illinois                                      60093
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (847) 446-7500
                                                      --------------



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     Explanatory Note: This Form 8-K/A amends the Form 8-K, dated April 29,
2002, of Stepan Company (the "Company") to reflect the fact that Arthur Andersen LLP ("Andersen") reviewed the financial statements of the Company for the fiscal quarter ended March 31, 2002 in conjunction with the May 13, 2002 filing by the Company of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002, and continued to perform services for the Company for the period April 29, 2002 through May 16, 2002. Accordingly, the change in auditors became effective on May 16, 2002.

Item 4. Changes in Registrant's Certifying Accountant.

     On April 29, 2002, the Audit Committee and the Board of Directors of the Company decided to no longer engage Andersen as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the fiscal year 2002 effective May 16, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000, and the subsequent interim period through May 16, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years or its review report on the Company's financial statements for the fiscal quarter ended March 31, 2002, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K within the years ended December 31, 2001 and 2000, and the subsequent interim period through May 16, 2002.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000, and the subsequent interim period through May 16, 2002, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits
          --------

          Exhibit 16    Letter from Arthur Andersen LLP           Filed with
                        to the Securities and Exchange            this document
                        Commission dated May 16, 2002

                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STEPAN COMPANY

                                 By:   /s/  Kathleen M. Owens
                                    ---------------------------------------
                                            Kathleen M. Owens
                                            Assistant Secretary

Date:         May 16, 2002


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                                  EXHIBIT INDEX

 Exhibit
 Number         Description
 -------        -----------
  16            Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission dated May 16, 2002



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